For Further Information Contact:

                             J. Gerald Bazewicz
                             President and
                             Chief Executive Officer
                             (570) 752-3671



                           Exhibit 99.1


                    FIRST KEYSTONE CORPORATION
                     AUDIT COMMITTEE CHARTER


MISSION STATEMENT

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.
The Audit Committee's primary duties and responsibilities are to:

* Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, risk management and regulatory compliance.
* Monitor the independence and performance of the Company's independent auditors and internal auditing department.
* Provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors.

To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Audit Committee membership.


COMMITTEE COMPOSITION

The Audit Committee and its members shall meet all applicable requirements of the National Securities Exchange or National
Securities Association on which the corporation is listed, or shall have received an exemption therefrom.

The Audit Committee will consist of at least three and no more than six members of the Board of Directors. The Board nominating committee will appoint committee members and the committee chair.

Each committee member will be both independent and financially literate. The Audit Committee shall make every effort to have at least one member who shall be designated as the "financial expert," as defined by applicable legislation and regulation. No committee member shall simultaneously serve on the audit committees of more than two other public companies.


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MEETINGS

The committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele- or video-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will meet separately, periodically, with management, with internal auditors and with external auditors. It will also meet periodically in executive session. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.


ROLES AND RESPONSIBILITIES

The committee will carry out the following responsibilities:

Financial Statements
____________________

1. Review significant accounting and reporting issues and understand their impact on the financial statements. These issues include:

    * Complex or unusual transactions and highly judgmental areas
    * Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles
    * The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company

2. Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

3. Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management.

4. Discuss the annual audited financial statements and quarterly financial statements with management and the external auditors, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

5. Review disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company's internal controls.


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6.   Discuss earnings press releases (particularly use of "pro-forma,"
              or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be general
     (i.e., the types of information to be disclosed and the type of presentations to be made). The Audit Committee Chairman should discuss with the external auditors each release in advance.

Internal Control
________________

1. Consider the effectiveness of the Company's risk management program and internal control system, including information technology security and control.

2. Understand the scope of internal and external auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

Internal Audit
______________

1. Review with management and internal audit the committee charter, audit schedule and approach, recommendation follow-up matrix, staffing and organizational structure of the internal audit function.

2. Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement or dismissal of the chief audit executive.

3. Review the effectiveness of the internal audit function, including the audit risk assessment and compliance with internal audit policy and procedures manual.

4. On a periodic basis, meet separately with internal audit to discuss any matters that the committee of internal audit believes should be discussed privately.

External Audit
______________

1. Review the external auditors' audit scope and approach, including coordination of audit effort with internal audit.

2. Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors. In performing this review, the committee will:

    * At least annually, obtain and review a report by the independent auditor describing the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Company.
    * Take into account the opinions of management and internal audit.
    * Review and evaluate the lead partner of the independent auditor.
    * Present its conclusions with respect to the external auditor to the Board.


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3.   Ensure the rotation of the lead audit partner and other
     audit partners is in accordance with the rules and regulations issued by the Securities and Exchange
     Commission.

4. Present its conclusions with respect to the independent auditor to the full Board.

5. Set clear hiring policies for employees or former employees of the independent auditors.

6. On a regular basis, meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.

7. Review and discuss with the independent accountants, as may be required by law or regulation:

    * All critical accounting policies and practices to be used;
    * All alternative treatments of financial information within GAAP that have been discussed with management, ramifications or the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountant, and;
    * Other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences.

Compliance
__________

1. Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

2.   Establish procedures for:

    * The receipt, retention, and treatment of complaints received by the listed issuer regarding accounting, internal accounting controls or auditing matters; and
    * The confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters.

3. Review the findings of any examinations by regulatory agencies, and any auditor observations.

4. Review the process for communicating the code of conduct to Company personnel, and for monitoring compliance therewith.

5. Obtain regular updates from management and Bank legal counsel regarding compliance matters.

Reporting Responsibilities
__________________________

1. Regularly report to the Board of Directors about committee activities and issues that arise with respect to the quality or integrity of the Company's financial statements, and Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, and the performance of the internal audit function.


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2.   Provide an open avenue of communication between internal
     audit, the external auditors, and the Board of Directors.

3. Report annually to the shareholders, describing the committee's composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

4. Review any other reports the Company issues that relate to committee responsibilities.

Other Responsibilities
______________________

1. Discuss with management the Company's major policies with respect to risk assessment and risk management.

2. Perform other activities related to this charter as requested by the Board of Directors.

3.   Institute and oversee special investigations as needed.

4. Review and assess the adequacy of the committee charter annually, requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

5. Confirm annually that all responsibilities outlined in this charter have been carried out.

6. Evaluate the committee's and individual members' performance at least annually.


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